                                                                   EXHIBIT 10.05

                       FIFTH AMENDMENT AND RESTATEMENT OF
                          CERTAIN OPERATIVE AGREEMENTS

                          Dated as of November 2, 2001

                                      among

                      VERITAS SOFTWARE GLOBAL CORPORATION,
                  as the Construction Agent and as the Lessee,

          THE VARIOUS PARTIES TO THE PARTICIPATION AGREEMENT AND OTHER
                    OPERATIVE AGREEMENTS FROM TIME TO TIME,
                               as the Guarantors,

                WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not individually, except as expressly stated in the Operative
     Agreements, but solely as the Owner Trustee under the VS Trust 1999-1,

                THE VARIOUS BANKS AND OTHER LENDING INSTITUTIONS
           WHICH ARE PARTIES TO THE PARTICIPATION AGREEMENT AND OTHER
                    OPERATIVE AGREEMENTS FROM TIME TO TIME,
                                 as the Holders,

                THE VARIOUS BANKS AND OTHER LENDING INSTITUTIONS
           WHICH ARE PARTIES TO THE PARTICIPATION AGREEMENT AND OTHER
                    OPERATIVE AGREEMENTS FROM TIME TO TIME,
                                 as the Lenders,

                                       and

                             BANK OF AMERICA, N.A.,
                       as successor to NATIONSBANK, N.A.,
                      as the Agent for the Secured Parties

--------------------------------------------------------------------------------

                       BANK OF AMERICA, N.A. and KEY BANK,
                                   as Agents,

                                       and

              THE BANK OF NOVA SCOTIA, COMERICA BANK - CALIFORNIA,
   UNION BANK OF CALIFORNIA, N.A., and WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                  as Co-Agents.

--------------------------------------------------------------------------------

                       FIFTH AMENDMENT AND RESTATEMENT OF
                          CERTAIN OPERATIVE AGREEMENTS


        This FIFTH AMENDMENT AND RESTATEMENT OF CERTAIN OPERATIVE AGREEMENTS (this "Amendment") dated as of November 2, 2001, is by and among VERITAS SOFTWARE GLOBAL CORPORATION, a Delaware corporation (the "Lessee" or the "Construction Agent"); the various parties listed on the signature pages hereto as guarantors (subject to the definition of Guarantors in Appendix A to the Participation Agreement referenced below, individually a "Guarantor" and collectively, the "Guarantors"); WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (as successor to First Security Bank, National Association), a national banking association, not individually but solely as the Owner Trustee under the VS Trust 1999-1 (the "Owner Trustee" or the "Lessor"); the various banks and other lending institutions listed on the signature pages hereto (subject to the definition of Lenders in Appendix A to the Participation Agreement referenced below, individually, a "Lender" and collectively, the "Lenders"); BANK OF AMERICA, N.A., a national banking association, which is the successor to NationsBank, N.A., as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the "Agent"); and the various banks and other lending institutions listed on the signature pages hereto as holders of certificates issued with respect to the VS Trust 1999-1 (subject to the definition of Holders in Appendix A to the Participation Agreement referenced below, individually, a "Holder" and collectively, the "Holders"). Capitalized terms used in this Amendment but not otherwise defined herein shall have the meanings set forth in Appendix A to the Participation Agreement (hereinafter defined).

                               W I T N E S S E T H

        WHEREAS, the parties to this Amendment are parties to that certain Participation Agreement dated as of April 23, 1999 (the "Participation Agreement"), and certain of the parties to this Amendment are parties to the other Operative Agreements relating to a $147.8 million tax retention operating lease facility (the "Facility") that has been established in favor of the Lessee;

        WHEREAS, the Lessee has requested certain amendments and modifications to certain of the covenants set forth in the Participation Agreement;

        WHEREAS, the Financing Parties have agreed to the requested amendments and modifications on the terms and conditions set forth herein;

        NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                             PARTICIPATION AGREEMENT

        1. Appendix A to the Participation Agreement is hereby amended to modify the following defined term in its entirety as follows:

        "Applicable Percentage" shall mean for Eurodollar Loans, Eurodollar Holder Advances and Commitment Fees, the appropriate applicable percentages corresponding to the Pricing Level in effect as of the most recent Calculation Date as shown below:

=================================================================================================
                                                Applicable       Applicable
                      Ratio of Funded         Percentage for   Percentage for      Applicable
                       Indebtedness             Eurodollar       Eurodollar      Percentage for
Pricing Level            To EBITDA                Loans        Holder Advances   Commitment Fee
-------------------------------------------------------------------------------------------------
      I         Funded Indebtedness/              1.25%             2.25%             .30%
                EBITDA (Greek alpha) .75
-------------------------------------------------------------------------------------------------
      II        Funded Indebtedness/EBITDA        1.50%             2.50%            .375%
                > .75 but (Greek alpha) 1.25
-------------------------------------------------------------------------------------------------
     III        Funded Indebtedness/EBITDA        1.75%             2.75%             .45%
                > 1.25 but (Greek alpha)
                2.00
-------------------------------------------------------------------------------------------------
      IV        Funded Indebtedness/EBITDA        2.00%             3.00%             .50%
                > 2.00 but (Greek alpha) 2.25

-------------------------------------------------------------------------------------------------
      V         Funded Indebtedness/EBITDA        2.125%           3.125%            .625%
                > 2.25
=================================================================================================

        The Applicable Percentage for Eurodollar Loans, Eurodollar Holder Advances and the Commitment Fees shall, in each case, be determined and adjusted on the date (the "Calculation Date") by which the compliance certificate is required to be delivered to the Agent in accordance with the provisions of
Section 8.3A(a)(iii) of the Participation Agreement; provided, however, that (i) the Applicable Percentage from the Initial Closing Date shall be based on Pricing Level III (as shown above) and shall remain at Pricing Level III until the next occurring Calculation Date and, thereafter, the Pricing Level shall be determined as shown above, and (ii) if the Lessee fails to provide the annual and quarterly compliance certificates required pursuant to Sections 8.3A(a)(iii) of the Participation Agreement to the Agent on or before such Calculation Date, the Applicable Percentage, in each case, from such Calculation Date shall be based on Pricing Level V until such time that such compliance certificates are provided whereupon the Pricing Level shall be determined as specified herein. Each Applicable Percentage shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Applicable Percentage shall be applicable to all existing Eurodollar Loans and Eurodollar Holder Advances as well as any new Eurodollar Loans and Eurodollar Holder Advances made or issued.

        2. Subsections (i) and (ii) of Section 8.3A(h) of the Participation Agreement are amended in their entirety to read as follows:

                (h)     Financial Covenants.

                        (i) Leverage Ratio. The Leverage Ratio, as of the last
                day of each fiscal quarter of the Lessee, shall be less than or equal to:

                                (A) From and including December 31, 2001 to and including June 30, 2003, 2.50 to 1.0; and

                                (B) From and including July 1, 2003 to and including September 30, 2003, 2.25 to 1.0; and

                                (C) From October 1, 2003 and thereafter, 2.0 to 1.0.

                            (ii) EBITDA. EBITDA, for each period set forth
                        below, as shown on the financial statements of Credit Parties and their Consolidated Subsidiaries delivered pursuant to Section 8.3A(a)(i), shall not be less than
                        (i) $400,000,000 for each of the twelve month periods ending December 31, 2001, March 31, 2002, June 30, 2002,
                        September 30, 2002 and (ii) $500,000,000 for the twelve month period ending December 31, 2002 and each March 31, June 30, September 30 and December 31 thereafter.

                                  MISCELLANEOUS

        1. This Amendment shall be effective upon satisfaction of the following conditions:

        (a) execution and delivery of this Amendment by the parties hereto and execution and delivery of such other documents, agreements or instruments reasonably deemed necessary or advisable by the Agent; and

        (b) (i) receipt by the Agent of an officer's certificate of the Lessee and the Construction Agent (in form and in substance reasonably satisfactory to the Agent) specifying that no Default or Event of Default shall have occurred and be continuing, specifying that the representations and warranties of Lessee set forth in the Participation Agreement are true and correct (except for any such representations and warranties which relate solely to an earlier time) and certifying as to the incumbency of the officer of Lessee executing this Amendment and

               (ii) receipt by the Agent of an officer's certificate of each Credit Party (other than the Lessee and the Construction Agent), such officer's certificate to be in form and substance reasonably satisfactory to the Agent and certifying as to the incumbency of the officer of such Credit Party executing this Amendment;

        (c) receipt by the Agent, for the ratable benefit of each Lender and each Holder, of an amendment fee equal to the product of five basis points (0.05%) multiplied by the sum of the aggregate Commitments of all Lenders and the aggregate Holder Commitments of all Holders after giving effect to this Amendment.

        2. Except as modified hereby, all of the terms and provisions of the Operative Agreements (including Schedules and Exhibits) shall remain unmodified and in full force and effect.

        3. The Lessee agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Agent's legal counsel.

        4. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

        5. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with the laws of the State of New York.

         [The remainder of this page has been left blank intentionally.]

        IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                        VERITAS SOFTWARE GLOBAL CORPORATION,
                                        as the Construction Agent and
                                        as the Lessee

                                        By:        /s/ KEVIN OLSON
                                              ---------------------------------
                                        Name:      Kevin Olson
                                              ---------------------------------
                                        Title:     Treasurer
                                              ---------------------------------


                                        VERITAS SOFTWARE CORPORATION,
                                        as a Guarantor


                                        By:        /s/ KEVIN OLSON
                                              ---------------------------------
                                        Name:      Kevin Olson
                                              ---------------------------------
                                        Title:     Treasurer
                                              ---------------------------------


                                        VERITAS SOFTWARE TECHNOLOGY CORPORATION, as a Guarantor


                                        By:        /s/ KEVIN OLSON
                                              ---------------------------------
                                        Name:      Kevin Olson
                                              ---------------------------------
                                        Title:     Treasurer
                                              ---------------------------------


                                        VERITAS SOFTWARE TECHNOLOGY HOLDING
                                        CORPORATION, as a Guarantor


                                        By:        /s/ KEVIN OLSON
                                              ---------------------------------
                                        Name:      Kevin Olson
                                              ---------------------------------
                                        Title:     Treasurer
                                              ---------------------------------

                                        [signature pages continue]

                                        VERITAS OPERATING CORPORATION,
                                        as a Guarantor

                                        By:        /s/ KEVIN OLSON
                                              ---------------------------------
                                        Name:      Kevin Olson
                                              ---------------------------------
                                        Title:     Treasurer
                                              ---------------------------------

                                        WELLS FARGO BANK NORTHWEST, NATIONAL
                                        ASSOCIATION (as successor to First
                                        Security Bank, National Association),
                                        not individually, but solely as the
                                        Owner Trustee under the VS Trust 1999-1

                                        By:        /s/ VAL T. ORTON
                                              ---------------------------------
                                        Name:      Val T. Orton
                                              ---------------------------------
                                        Title:     Vice President
                                              ---------------------------------

                                        BANK OF AMERICA, N.A. (which is the
                                        successor to NationsBank, N.A.), as a
                                        Holder, as a Lender and as the Agent


                                        By:        /s/ JOUNI KORHONEN
                                              ---------------------------------
                                        Name:      Jouni Korhonen
                                              ---------------------------------
                                        Title:     Managing Director
                                              ---------------------------------

                                        COMERICA BANK -- CALIFORNIA, as a Holder and as a Lender


                                        By:        /s/ Guy Simpson
                                              ---------------------------------
                                        Name:      Guy Simpson
                                              ---------------------------------
                                        Title:     Assistant Vice President
                                              ---------------------------------

                                        KEYBANK NATIONAL ASSOCIATION, as a
                                        Holder and as a Lender


                                        By:        /s/ JULIEN MICHAELS
                                              ---------------------------------
                                        Name:      Julien Michaels
                                              ---------------------------------
                                        Title:     Vice President
                                              ---------------------------------

                                        FLEET NATIONAL BANK, as a Lender


                                        By:        /s/ WILLIAM S. ROWE
                                              ---------------------------------
                                        Name:      William S. Rowe
                                              ---------------------------------
                                        Title:     Vice President
                                              ---------------------------------

                                        THE BANK OF NOVA SCOTIA, as a Lender


                                        By:        /s/ LIZ HANSON
                                              ---------------------------------
                                        Name:      Liz Hanson
                                              ---------------------------------
                                        Title:     Director
                                              ---------------------------------

                                        THE FUJI BANK, LIMITED, as a Lender


                                        By:   /s/ MASAHITO FUKUDA
                                              ---------------------------------
                                        Name:     Masahito Fukuda
                                              ---------------------------------
                                        Title:    Senior Vice President
                                              ---------------------------------

                                        FBTC LEASING CORP., as a Lender


                                        By:   /s/ YUJI KAWAKAMI
                                              ---------------------------------
                                        Name:     Yuji Kawakami
                                              ---------------------------------
                                        Title:    Vice President
                                              ---------------------------------

                                        UNION BANK OF CALIFORNIA, N.A., as a
                                        Holder and as a Lender


                                        By:        /s/ JAMES B. GOUDY
                                              ---------------------------------
                                        Name:      James B. Goudy
                                              ---------------------------------
                                        Title:     Vice President
                                              ---------------------------------

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        as a Holder and as a Lender


                                        By:        /s/ ERIC HOUSER
                                              ---------------------------------
                                        Name:      Eric Houser
                                              ---------------------------------
                                        Title:     Vice President
                                              ---------------------------------

                                        THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                        as a Lender



                                        By:    /s/ MASAO NAKAGAWA
                                              ---------------------------------
                                        Name:  Masao Nakagawa
                                              ---------------------------------
                                        Title: Senior Vice President, Manager
                                              ---------------------------------

                                        IBJTC LEASING CORPORATION-BSC, as a
                                        Holder


                                        By:
                                              ---------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                              ---------------------------------


                                        [signature pages end]